Exhibit 1.1

2,750,000 Shares

AFC Gamma, Inc.

UNDERWRITING AGREEMENT

June [●], 2021

JEFFERIES LLC
COWEN AND COMPANY, LLC
JMP SECURITIES LLC
As Representatives of the several Underwriters

c/o JEFFERIES LLC
520 Madison Avenue
New York, New York 10022

c/o COWEN AND COMPANY, LLC
599 Lexington Avenue
New York, New York 10022

c/o JMP SECURITIES LLC
600 Montgomery Street, 11th Floor
San Francisco, CA 94111

Ladies and Gentlemen:

Introductory.  AFC Gamma, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 2,750,000 shares of its common stock, $0.01 par value per share (the “Shares”); and each of the Company and AFC Management, LLC, a Delaware limited liability company (the “Manager”) and the external manager of the Company pursuant to that certain Amended and Restated Management Agreement between the Company and the Manager dated as of January 14, 2021 and effective as of March 19, 2021 (as further amended or restated in accordance with its terms, the “Management Agreement”), herein confirm their respective agreements with the Underwriters.  The 2,750,000 Shares to be sold by the Company are called the “Firm Shares.”  In addition, the Company has granted to the Underwriters an option to purchase up to an additional 412,500 Shares as provided in Section 2.  The additional 412,500 Shares to be sold by the Company pursuant to such option are collectively called the “Optional Shares.”  The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.”  Jefferies LLC (“Jefferies”), Cowen and Company, LLC (“Cowen”) and JMP Securities LLC (“JMP”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S‑11, File No. 333‑[●] which contains a form of prospectus to be used in connection with the public offering and sale of the Offered Shares.   Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.”  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act, is called the “Prospectus.”  The preliminary prospectus dated June [●], 2021 describing the Offered Shares and the offering thereof is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus is called a “preliminary prospectus.”  As used herein, “Applicable Time” is [●][a.m.][p.m.] (New York City time) on June [●], 2021.  As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus together with the free writing prospectuses, if any, identified in Schedule B-1 hereto and the information identified in Schedule B-2.  As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act).  As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Shares; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Shares; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule C attached hereto.

All references in this Underwriting Agreement (this “Agreement”) to (i) the Registration Statement, any preliminary prospectus (including the Preliminary Prospectus), or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3.A(s) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company and the Manager hereby confirm their respective agreements with the Underwriters as follows:

Section 1.          Representations and Warranties by the Company and the Manager.

A.
Representations and Warranties of the Company.  The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereinafter defined), if any, as follows:

(a)
Registration Statement and Prospectuses. Each of the Registration Statement and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.

Each of the Registration Statement and any post-effective amendment thereto, complied and will comply in all material respects, at the time it became effective, to the requirements of the Securities Act. The preliminary prospectus that is included in the Time of Sale Prospectus, at the time it was filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto and the Prospectus complied in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act. Each preliminary prospectus delivered to the Underwriters for use in connection with the offering of the Offered Shares and the Prospectus was or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Securities Act (“Regulation S-T”).

(b)
Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the times they became effective, as of the First Closing Date or as of each Option Closing Date, if any, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the Applicable Time, none of (A) the Time of Sale Prospectus, (B) any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act (“Rule 405”)) relating to the Offered Shares that is (i) required to be filed with the Commission by the Company, (ii) a Road Show, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Offered Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) (each, an “Issuer Free Writing Prospectus”), when considered together with the Time of Sale Prospectus, or (C) any individual Section 5(d) Written Communication, when considered together with the Time of Sale Prospectus, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its date, at the time of any filing with the Commission pursuant to Rule 424(b), as of the First Closing Date or as of each Option Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Time of Sale Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto (including any prospectus wrapper)), made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. For purposes of this Agreement, the only information so furnished shall be the information in the first and second sentences of the first paragraph under the heading “Underwriting—Commission and Expenses,” the information in the first sentence of the first paragraph, the second, third and fourth paragraphs, the last sentence of the fifth paragraph and the first sentence of the sixth paragraph under the heading “Underwriting—Stabilization” and the information in the first, second, third and fourth sentences under “Underwriting—Electronic Distribution” in the Prospectus (collectively, the “Underwriter Information”).

(c)
Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act. The Company has not made any offer relating to the Offered Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus, if any, identified on Schedule B. The Company has retained in accordance with the Securities Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, the Prospectus, or any preliminary prospectus that has not been superseded or modified.

(d)
Company Not Ineligible Issuer. The Company was not, at the time of filing of Registration Statement, and any post-effective amendment thereto and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Offered Shares, and at the date hereof is not, an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(e)
Independent Accountants. CohnReznick LLP, whose report appears in the Registration Statement, and is included in the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity). Except as permitted pursuant to Rule 10A(h) of the Securities Exchange Act of 1934, as amended (“1934 Act”), CohnReznick LLP has not during the periods covered by the financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is defined in Section 10A(g) of the 1934 Act.

(f)
Financial Statements; Non-GAAP Financial Measures. The historical financial statements (including the related notes and supporting schedules, if any) included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, present fairly in all material respects the financial position of the Company on a consolidated basis at the date indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements included therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no other financial statements or supporting schedules of the Company or any of its subsidiaries are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the Securities Act. All disclosures contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the Securities Act, in each case to the extent applicable.  The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)
No Material Adverse Effect on Business. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the business affairs, earnings, or condition (financial or otherwise), of the Company and its Subsidiaries (as defined below) considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to such entities considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its Subsidiaries on any class of the capital stock or other equity interest of such entity.

(h)
Good Standing of the Company. The Company has been duly organized, is validly existing and in good standing as a corporation under the laws of the State of Maryland with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(i)
Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(j)
Good Standing of Subsidiaries. Each entity listed on Exhibit 21 to the Registration Statement (each a “Subsidiary” and, collectively, the “Subsidiaries”), has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other ownership interests of each Subsidiary has been duly authorized and validly issued, is (as applicable) fully paid and non-assessable and is, or upon consummation of the offering of the Offered Shares will be, owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or claim, except to the extent any such security interest, mortgage, pledge, lien, encumbrance, or claim would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the outstanding shares of capital stock or other ownership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The Company does not, and will not upon consummation of the offering of the Offered Shares, own or control, directly or indirectly, any corporation, association or other entity that is or will be a Subsidiary other than (i) the entities listed on Exhibit 21 to the Registration Statement and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary would not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

(k)
Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus where noted on an actual basis under the caption “Capitalization.” The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in the Registration Statement, Time of Sale Prospectus and Prospectus and were issued in compliance with federal and applicable state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right.  Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for shares of the Company’s or its Subsidiaries’ capital stock or exchange any securities for shares of the Company’s capital stock are outstanding.

(l)
Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m)
Authorization and Description of Securities. The Offered Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive right, resale right, right of first refusal or similar right. The Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of the Offered Shares will be subject to personal liability solely by reason of being such a holder.

(n)
Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and in each case have been validly waived in connection with the transactions contemplated herein.

(o)
Absence of Violations and Defaults. Neither the Company nor any of its Subsidiaries is (A) in violation of its charter, bylaws or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or (C) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, in violation of any federal, state, local or foreign statute or rule, or any order, rule or regulation of any arbitrator, court or governmental, regulatory or administrative agency or body or any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except, in the case of clauses (B) and (C), for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(p)
Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the Time of Sale Prospectus and the Prospectus  and the compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate or other action and do not and will not, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (x) the provisions of the charter, bylaws or similar organizational documents of the Company or any of its Subsidiaries, or, (y) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except, with respect to clause (y), such violations as would not reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

(q)
Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(r)
Employee Benefits. (A) The Company and each of its Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); (B) no “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company or any of its Subsidiaries or ERISA Affiliates would have any liability; (C) the Company and each of its Subsidiaries or their ERISA Affiliates have not incurred and do not reasonably expect to incur liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan”; and (D) each “employee benefit plan” for which the Company and each of its Subsidiaries or any of their ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”), is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; except, in the cases of (A), (B), and (C), as would not reasonably be expected to have a Material Adverse Effect. “ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c) or (m) of the Code or Section 4001(b)(1) of ERISA of which the Company or such Subsidiary is a member.

(s)
Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, which is required to be disclosed in the Registration Statement, or which if determined adversely to the Company or the Subsidiary, would reasonably be expected to result in a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, including ordinary routine litigation incidental to the business, would not if determined adversely to the Company of the Subsidiary, reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations and orders governing its business or any other federal, state or foreign agencies or bodies engaged in the regulation of controlled substances, tobacco and tobacco products, pharmaceuticals or related substances or materials, except where noncompliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t)
Accuracy of Descriptions. The statements made in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as it purports to constitute a summary of the terms of the Shares, and under the captions “Prospectus Summary—Federal Income Tax Status,” “Management Compensation,” “Certain Relationships and Related Party Transactions,” “Certain Provisions of Maryland Law and Our Charter and Bylaws,” “Shares Available for Future Sale,” “U.S. Federal Income Tax Considerations,” “ERISA Considerations,” and “Underwriting” insofar as such statements constitute summaries of the terms of statutes, rules or regulations, legal matters or governmental proceedings or agreements, contracts and other documents, are accurate and fair summaries of the terms of such statutes, rules or regulations, legal matters or governmental proceedings or agreements, contracts and other documents in all material respects.  All material agreements between the Company or any of its Subsidiaries and any other party that are included as an exhibit to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K of the Securities Act are legal, valid and binding obligations of the Company or such Subsidiary, as applicable, enforceable against the Company or such Subsidiaries, as applicable, as appropriate, in all material respects, in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity) and, with respect to any indemnification and contribution provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.  The Company’s operating policies and investment guidelines described in the Registration Statement, Time of Sale Prospectus and Prospectus accurately reflect in all material respects the current intentions of the Company with respect to the operation of its business, and no material deviation from such guidelines or policies is currently contemplated.

(u)
Accuracy of Exhibits. There are no contracts or documents required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement, which have not been described and filed as required.

(v)
Absence of Further Requirements. No consent, approval, authorization, license or order of, or filing or registration of or with, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance and sale of the Offered Shares hereunder, or its consummation of the transactions contemplated by this Agreement except for such as have been obtained or as may be required under the Securities Act, the rules of the Nasdaq Global Market, applicable state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), except for any such consent, approval, authorization, license or order of, or filing or registration of or with, any Governmental Entity, the absence of which would not be reasonably expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(w)
Possession of Licenses and Permits. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(x)
Title to Personal Property. Each of the Company and its Subsidiaries have good and marketable title to all of its assets and personal property owned by it, free and clear of all liens, encumbrances and defects, except such as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and all assets and personal property held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its Subsidiaries and the Company does not have notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company and its Subsidiaries under any such leases or affecting or questioning the rights of the Company and its Subsidiaries to be in the continued possession of the leased premises under such leases.

(y)
Property. Neither the Company nor any of its Subsidiaries owns any real property.

(z)
Environmental Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) the Company has not violated and is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or legally enforceable administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health (with respect to exposure to Hazardous Materials), the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials, or any hazardous materials as defined by or regulated under any Environmental Laws (as defined below) (collectively, “Hazardous Materials,” notwithstanding anything to the contrary herein, cannabis and its derivatives shall not be considered Hazardous Materials) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company.

(aa)
Accounting Controls and Disclosure Controls. The Company has taken all necessary actions to ensure that, within the time period required under applicable law, the Company will maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and currently maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization, (2) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for its assets, (3) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (4) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (5) the interactive data in eXtensible Business Reporting Language included in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the Company’s incorporation, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially and adversely affected or is reasonably likely to materially and adversely affect the Company’s internal control over financial reporting.  Since the date of the most recent audited financial statements of the Company, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, to the Company’s knowledge there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company.

(bb)
Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing provisions thereof (the “Sarbanes-Oxley Act”) that are in effect and with which the Company is required to comply, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions.

(cc)
Federal Tax Status. Commencing with its taxable year ending December 31, 2020, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and will operate in a manner that will enable it to meet the requirements for qualification and taxation as a REIT under the Code. The proposed ownership and method of operation of the Company as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for the Company’s taxable years ending December 31, 2020 and thereafter. The Company intends to qualify as a REIT under the Code for the Company’s taxable year ending December 31, 2020, and the Company does not know of any event that would reasonably be expected to cause the Company to fail to qualify as a REIT for such taxable year. All statements regarding the Company’s qualification and taxation as a REIT set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus are true, correct and complete in all material respects. Each of the Company’s direct or indirect corporate subsidiaries has been, is, and will be either a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code or a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code, and the Company is not aware of any fact that would negatively impact such qualification. Each other direct and indirect subsidiary of the Company has been properly treated since formation, and will continue to be properly treated, as a partnership or a disregarded entity (rather than an association or partnership taxable as a corporation) within the meaning of Section 7701 of the Code and all applicable regulations under the Code and no election has been made to the contrary.

(dd)
Payment of Taxes. The Company and its Subsidiaries (A) have paid all material federal, state, local and foreign taxes (whether imposed directly, through withholding or otherwise and including any interest, additions to tax or penalties applicable thereto) required to be paid through the date hereof, other than those being contested in good faith by appropriate proceedings, as to which adequate reserves have been provided on the books of the applicable entity or for such payments that, if not paid, would not reasonably be expected to result in a Material Adverse Effect, (B) have timely filed all material tax returns required to be filed through the date hereof, and all such tax returns are correct and complete in all material respects, and (C) have established adequate reserves for all taxes that have accrued but are not yet due and payable. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. No tax deficiency has been asserted against the Company or any of its Subsidiaries, nor does any such entity know of any tax deficiency that is likely to be asserted and, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect.

(ee)
Possession of Intellectual Property. To the knowledge of the Company, the Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and has no reason to believe that the conduct of its business will infringe, and has not received any notice of any claim of infringement with, any such rights of others. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, or claim by others challenging the rights of the Company or any Subsidiary in or to such rights. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company or any Subsidiary infringes, misappropriates, or otherwise violates any such rights of others.

(ff)
Insurance. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as the Company reasonably believes is generally maintained by companies of established repute engaged in the same or similar business and in such amounts as is commercially reasonable for the value of the assets owned, in the aggregate, by the Company and its Subsidiaries. The Company has no reason to believe that it will not be able (A) to renew its existing insurance coverage as and when such coverage expires or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect except as set forth in or contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(gg)
Investment Company Act. The Company is not required, and upon the issuance and sale of the Offered Shares as herein contemplated and the application of the net proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be required, to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(hh)
Absence of Manipulation. Neither the Company nor, to the knowledge of the Company, any affiliate of the Company has taken, nor will the Company take or cause any affiliate to take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares in violation of Regulation M of the 1934 Act (“Regulation M”) .

(ii)
No Unlawful Payments. During the last five years prior to the date of this Agreement none of the Company, any of its Subsidiaries, nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or other persons acting on behalf of such entity, has been aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company has instituted and maintains policies and procedures that are reasonably expected to ensure continued compliance by the Company and its Subsidiaries therewith.

(jj)
Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk)
Sanctions Laws. None of the Company, any of its Subsidiaries nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or representatives of the Company or any of its Subsidiaries, is an individual or entity (“Person”) currently the subject or target of any economic sanctions administered or enforced by the United States Government including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, Her Majesty’s Treasury, or other relevant economic sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of a comprehensive Sanctions program (currently, Cuba, Iran, North Korea, Syria and the Crimea Region of Ukraine) (“Sanctioned Jurisdiction”); and the Company will not directly or indirectly use the net proceeds of the sale of the Offered Shares, or lend, contribute or otherwise make available such net proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any Sanctioned Jurisdiction at the time of such funding, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ll)
Distribution of Offering Material. The Company and its Subsidiaries have not distributed and, prior to the later to occur of the First Closing Date and the completion of the distribution of the Offered Shares, will not distribute any offering material in connection with the offering and sale of the Offered Shares other than any preliminary prospectus, the Prospectus, any issuer free writing prospectus, or any other materials, if any, permitted by the Securities Act.

(mm)
Restrictions on Distributions. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any distributions to the Company, from making any other distribution on such Subsidiary’s equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, or as prohibited by applicable law.

(nn)
Prior Sales of Shares. Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company has not sold, issued or distributed any Shares during the six-month period preceding the date of the Prospectus.

(oo)
No Equity Awards. Except for grants disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not granted to any person or entity, a stock option or other equity-based award to purchase or receive Shares pursuant to an equity-based compensation plan or otherwise.

(pp)
No Finder’s Fee. Except for the Underwriters’ discounts and commissions payable by the Company to the Underwriters in connection with the offering of the Offered Shares contemplated herein or as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the offering of the Offered Shares contemplated hereby.

(qq)
Approval of Listing. The Offered Shares have been approved for listing, subject to official notice of issuance, on the Nasdaq Global Market.

(rr)
Absence of Certain Relationships. No relationship, direct or indirect, exists between or among the Company or its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus which is not so described. The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

(ss)
No Integration. The Company has not sold or issued any securities that would be integrated with the offering of the Offered Shares contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.

(tt)
Lending Relationship. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the net proceeds from the sale of the Offered Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(uu)
[Reserved.]

(vv)
No FINRA Affiliations. There are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders.

(ww)
Statistical and Market-Related Data. All statistical and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes,  to be reliable and accurate,  and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xx)
Emerging Growth Company. From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Section 5(d) Written Communications or Section 5(d) Oral Communications) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(yy)
Testing-the-Waters Communications. The Company has not distributed any Section 5(d) Written Communications other than those listed on Schedule D hereto.

(zz)
Forward-Looking Statements.  Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement.  No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(aaa)
Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate in all material respects for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the knowledge of the Company, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” they possess and control, and use in connection with their businesses.  “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) “personal data” as defined by GDPR; (iii) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. To the knowledge of Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(bbb)
Compliance with Data Privacy Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its subsidiaries have in material respects made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect,  the Company further certifies that neither it nor any subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ccc)
Regulatory Compliance. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, neither the Company nor any of its subsidiaries has received any request for documents or information, inspectional observations, notice of adverse filing, warning letter, untitled letter or other correspondence or notice from the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”), the United States Drug Enforcement Administration (“DEA”), or any other court or arbitrator or federal, state, local, or foreign governmental or regulatory authority in relation to potential noncompliance with any applicable laws or regulations, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C Sec. 301 et seq.) or the Controlled Drugs and Substances Act (the “CSA”), nor has the Company been subject to any seizure of documents, information, or products by any regulatory authority. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company and, to the knowledge of the Company, its directors, officers, employees and agents are and have been in material compliance with applicable laws and the regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational, and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company, except where noncompliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ddd)
Criminal Laws. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, neither the Company nor any of its subsidiaries has engaged in, or will engage in, any direct or indirect dealings or transactions in violation of federal or state criminal laws, including, without limitation, the CSA (including through 18 U.S. Code Sec. 2), the Racketeering Influenced and Corrupt Practices Act, the International Travel Act of 1961 or any anti-money laundering statute, except for direct or indirect dealings or transactions that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to federal or state criminal laws is pending or threatened.

(eee)
Company Activities. The Company and its subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to (i) ensure that the Company and its subsidiaries do not carry on any activities that violate applicable federal, state or provincial laws, (ii) ensure that any borrower or customer of the Company or its subsidiaries that requires a state license to operate has obtained such license and to verify that such license is valid, and (iii) comply with the due diligence procedures set forth in the February 14, 2014 guidance promulgated by the Financial Crimes Enforcement Network clarifying the Bank Secrecy Act (the “BSA”) expectations for financial institutions seeking to provide services to marijuana-related businesses. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any person acting on behalf of the Company or any subsidiary, including without limitation upon foreclosure in respect of any loan made by the Company or any subsidiary, has cultivated, produced, processed, imported or distributed, or has any current intention to cultivate, produce, process, import or distribute, any cannabis product or has otherwise engaged, or has any current intention to otherwise engage,  in any dealings or transactions in cannabis in or to the United States of America, its territories and possessions, any state of the United States and the District of Columbia or any other federal, provincial, state, municipal, local or foreign jurisdiction where such activity is illegal. Neither the Company nor any of its subsidiaries has exported any cannabis product to any jurisdiction. For all purposes of this Agreement, the term “cannabis” shall exclude the plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers, whether growing or not, with a delta-9 tetrahydrocannabinol concentration of not more than 0.3 percent on a dry weight basis.

B.
Representations and Warranties by the Manager.  The Manager hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date and as of each Option Closing Date, if any, as follows:

(a)
Good Standing of the Manager. The Manager has been duly formed, is validly existing and in good standing as a limited liability company under the laws of the State of Delaware with limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Manager is duly qualified as a foreign limited liability company to transact business and in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect (as defined below).

(b)
No Material Adverse Effect. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as otherwise stated therein, there has been no material adverse change (A) in the business affairs, earnings, or condition (financial or otherwise), of the Manager, or (B) in the ability of the Manager to perform its obligations under the Management Agreement (collectively, a “Manager Material Adverse Effect”).

(c)
Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(d)
Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Manager.

(e)
Registration as an Investment Adviser. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Manager is not prohibited by the Advisers Act from acting under the Management Agreement as the manager of the Company, as contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(f)
Absence of Violations and Defaults. The Manager is not (A) in violation of its certificate of formation, operating agreement or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or other agreement or instrument to which the Manager is a party or by which the Manager is bound or to which any of the properties or assets of the Manager is subject (collectively, “Manager Agreements and Instruments”), or (C) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, in violation of any federal, state, local or foreign statute or rule, or any order, rule or regulation of any arbitrator, court or governmental, regulatory or administrative agency or body or any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Manager or any of its properties, assets or operations (each a “Manager Governmental Entity”), except, in the case of clauses (B) and (C), for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect.

(g)
Absence of Conflicts. The execution, delivery and performance by the Manager of this Agreement and the Management Agreement and the consummation of the transactions contemplated by this Agreement and the Management Agreement do not and will not, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager pursuant to, the Manager Agreements and Instruments (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect), nor will such action result in any violation of (x) the provisions of the certificate of formation, operating agreement or similar organizational documents of the Manager, or, (y) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Manager Governmental Entity, except, with respect to clause (y), such violations as would not reasonably be expected to result in a Manager Material Adverse Effect.

(h)
Absence of Further Requirements. No consent, approval, authorization, license or order of, or filing or registration of or with any Manager Governmental Entity is required for the performance by the Manager of this Agreement or the Management Agreement or the consummation of the transactions contemplated by this Agreement or the Management Agreement, except (A) for such as have already been obtained or (B) where the failure to obtain any such consent, approval, authorization, license or order of, or filing or registration of or with, any Manager Governmental Entity would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect, or which would not reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the Management Agreement or the performance by the Manager of its obligations under this Agreement or the Management Agreement.

(i)
Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Manager Governmental Entity now pending or, to the knowledge of the Manager, threatened against the Manager, which is required to be disclosed in the Registration Statement, or which, if determined adversely to the Manager, would reasonably be expected to have a Manager Material Adverse Effect.

(j)
Possession of Licenses and Permits. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Manager possesses such Governmental Licenses issued by the appropriate Manager Governmental Entities necessary to conduct the business now operated by it, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect. The Manager has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Manager Material Adverse Effect.

(k)
Internal Controls. The Manager operates and intends to continue to operate under the Company’s system of internal accounting controls in order to provide reasonable assurance that (A) transactions effectuated by the Manager on behalf of the Company pursuant to the Manager’s duties set forth in the Management Agreement will be executed in accordance with its management’s general or specific authorization, and (B) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization.

(l)
No Unlawful Payments. During the last five years prior to the date of this Agreement neither the Manager, nor, to the knowledge of the Manager, any directors, officers, agents, employees, affiliates or other persons acting on behalf of the Manager has been aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Manager has instituted and maintains policies and procedures that are reasonably expected to ensure continued compliance by the Manager therewith.

(m)
Money Laundering Laws. The operations of the Manager are and have been conducted at all times in compliance with applicable Money Laundering Laws; and no action, suit or proceeding by or before any Manager Governmental Entity involving the Manager with respect to the Money Laundering Laws is pending or, to the best knowledge of the Manager, threatened.

(n)
Sanctions Laws. Neither the Manager nor, to the knowledge of the Manager, any directors, officers, agents, employees, affiliates or representatives of the Manager, is a Person currently the subject or target of any Sanctions, nor is the Manager located, organized or resident in a Sanctioned Jurisdiction.

(o)
Absence of Manipulation. The Manager has not taken, nor will the Manager take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares, in violation of Regulation M.

(p)
Key Employees.  The Manager has not been notified that any of its executives or any of its key personnel plans to terminate employment with the Manager.  To the Manager’s knowledge, none of its executives or key personnel is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by the Manager’s business activities as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Manager Material Adverse Effect.

C.
Officer’s Certificates. Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter. Any certificate signed by any officer of the Manager and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Shares shall be deemed a representation and warranty by the Manager, as to matters covered thereby, to each Underwriter.

Section 2.          Purchase, Sale and Delivery of the Offered Shares.

(a)
The Firm Shares.  Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 2,750,000 Firm Shares.  On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A.  The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $[●] per share.

(b)
The First Closing Date.  Delivery of certificates for the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Goodwin Procter LLP (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on June [●], 2021, or such other time and date not later than 1:30 p.m. New York City time, on June [●], 2021 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”).  The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c)
The Optional Shares; Option Closing Date.  In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 412,500 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares, less an amount per share equal to any dividend or distribution declared by the Company and payable on the Firm Shares but not payable on Optional Shares.  The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement.  Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which certificates for the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of certificates for the Firm Shares and such Optional Shares).  Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representatives and shall not be earlier than two or later than five full business days after delivery of such notice of exercise.  If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)
Public Offering of the Offered Shares.  The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e)
Payment for the Offered Shares.   Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company.

(ii)          It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase.  Each of Jefferies, Cowen and JMP, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)
Delivery of the Offered Shares.  The Company shall deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters certificates for the Firm Shares at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Company shall also deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters, certificates for the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  If Jefferies so elects, delivery of the Offered Shares may be made by credit to the accounts designated by Jefferies through The Depository Trust Company’s full fast transfer or DWAC programs. If Jefferies so elects, the certificates for the Offered Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3.          Additional Covenants.

A.
Covenants of the Company.  The Company covenants and agrees with each Underwriter as follows:

:

(a)
Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and, at any time after the date hereof when a prospectus relating to the Offered Shares is (or, but for the exception afforded by Rule 172 of the Securities Act would be) required by the Securities Act to be delivered in connection with any sale by the Underwriters of the Offered Shares (the “Prospectus Delivery Period”), will notify the Representatives promptly, and confirm the notice in writing (which may be by electronic mail), (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Offered Shares. During the Prospectus Delivery Period, the Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, use commercially reasonable efforts to promptly obtain the lifting thereof .

(b)
Continued Compliance with Securities Laws. The Company will comply with the Securities Act so as to permit the completion of the distribution of the Offered Shares as contemplated in this Agreement and in the Time of Sale Prospectus and the Prospectus. If, during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Time of Sale Prospectus or the Prospectus in order that the Time of Sale Prospectus or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Time of Sale Prospectus or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act, the Company will (A) promptly give the Representatives notice of such event, (B) promptly prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Time of Sale Prospectus or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) promptly file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the First Closing Date or each Option Closing Date, if any, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. If at any time when a prospectus relating to the Offered Shares is (or, but for the exception afforded by Rule 172, would be) required by the Securities Act to be delivered in connection with sales of the Offered Shares and following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Offered Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c)
Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge and upon request, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)
Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)
Blue Sky Qualifications. If required by applicable law, the Company will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may reasonably request and to maintain such qualifications in effect so long as required to complete the distribution of the Offered Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)
Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act (subject to Rule 158 under the Securities Act).

(g)
Use of Proceeds. The Company will use the net proceeds from the sale of the Offered Shares in the manner set forth in the Registration Statement, Time of Sale Prospectus and Prospectus under the caption, “Use of Proceeds.”

(h)
Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Shares (including the Offered Shares) on the Nasdaq Global Market.

(i)
Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus (the “Lock-up Period”), the Company will not, without the prior written consent of Jefferies, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Shares or any securities convertible into or exercisable or exchangeable for Shares, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Offered Shares to be sold hereunder, (B) any Shares issued by the Company upon the exercise or vesting of an option or warrant or any other equity-based security or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus, (C) any Shares, dividend equivalent rights or other equity-based awards issued, or options to purchase Shares granted, pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus (including the filing of a registration statement on Form S-8 relating to such existing employee benefit plans of the Company referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus), (D) any Shares issued in connection with mergers or acquisitions of businesses, entities, property or other assets or pursuant to any employee benefit plan assumed by the Company in connection with any such merger or acquisition, (E) the issuance of Shares, of restricted stock awards or of options to purchase Shares, in each case, in connection with joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clauses (D) and (E), (1) the aggregate number of restricted stock awards of Shares as applicable, issued in connection with, or issuable pursuant to the exercise of any options issued in connection with, all such transactions does not exceed 10% of the aggregate number of Shares outstanding immediately following the offering of the Offered Shares pursuant to this Agreement and (2) the recipient of any such restricted stock awards, Shares, options or other securities shall execute and deliver to the Underwriters an agreement substantially in the form of Exhibit D hereto for the period from the date of such agreement until the end of the 90-day restricted period provided for in this Section or (F) the establishment of a trading plan pursuant to Rule 10b5-1 under the 1934 Act, provided that such plan does not provide for the transfer of Shares during the 90-day restricted period and the establishment of such plan does not require or otherwise result in any public filing or other public announcement of such plan during the 90-day restricted period.

If Jefferies, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up agreement described in Section 6(j) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, if required by FINRA Rule 5131 (or its successor), the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver.

(j)
Reporting Requirements. The Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations during the Prospectus Delivery Period. Additionally, the Company shall report the use of proceeds from the issuance of the Offered Shares as may be required under Rule 463 under the Securities Act.

(k)
Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Offered Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)
Absence of Manipulation. Except as contemplated herein or in the Registration  Statement, Time of Sale Prospectus and the Prospectus,  the Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Shares.

(m)
Qualification and Taxation as a REIT. The Company will use commercially reasonable efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2020, and the Company will use commercially reasonable efforts to continue to qualify for taxation as a REIT under the Code and will not take any action to revoke or otherwise terminate the Company’s REIT election, unless the Company’s board of directors determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(n)
Transfer Agent. The Company will maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar for the Shares.

(o)
Sarbanes-Oxley. The Company will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(p)
Notification of Material Events. The Company, during the Prospectus Delivery Period, shall notify the Representatives of the occurrence of any material events respecting its business affairs or condition, financial or otherwise, if, but only if, as a result of any such event it is necessary, in the opinion of counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is (or but for the exemption in Rule 172 would be) delivered to a purchaser, and the Company will forthwith supply such information as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is (or but for the exemption in Rule 172 would be) delivered to a purchaser, not misleading.

(q)
Testing-the-Waters Materials. If at any time following the distribution of any Section 5(d) Written Communication there occurred or occurs an event or development as a result of which such Section 5(d) Written Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Section 5(d) Written Communication to eliminate or correct such untrue statement or omission.

(r)
Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Offered Shares within the meaning of the Securities Act and (ii) completion of the 90-day restricted period referred to in Section 3(i).

(s)
Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares.  As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(t)
Earnings Statement.  The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(u)
Enforce Lock-Up Agreements.  During the Lock-up Period, the Company will use commercially reasonable efforts to enforce all agreements between the Company and any of its securityholders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement attached hereto as Exhibit D.  In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors and securityholders pursuant to Section 6(j) hereof.

(v)
Company Activities.  Neither the Company nor any of its subsidiaries nor any person acting on behalf of the Company or any subsidiary, including without limitation upon foreclosure in respect of any loan made by the Company or any subsidiary, will cultivate, produce, process, import or distribute any cannabis product or otherwise engage in any direct or indirect dealings or transactions in cannabis in or to the United States of America, its territories and possessions, any state of the United States or the District of Columbia or any other country unless such activity is in full compliance with all federal, and state or provincial, laws applicable to such activity.

B.
Covenants of the Manager.  The Manager covenants with each Underwriter and with the Company that, during the Prospectus Delivery Period, it shall notify the Underwriters and the Company of the occurrence of any Manager Material Adverse Effect and the Manager will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any amendment or supplement to the Registration Statement, the Time of Sale Prospectus and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

Section 4.          Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Section 5(d) Communication, and all amendments and supplements thereto, and this Agreement, (vi) all reasonable and documented filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper,” and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions in an amount not to exceed $5,000, (vii) the reasonable and documented costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters in an amount not to exceed $15,000, (viii) the costs and expenses of the Company relating to investor presentations on any “road show,” any Permitted Section 5(d) Communication or any Section 5(d) Oral Communication undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives (not including the Representatives or the Underwriters), employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided that the use of any chartered aircraft in connection with the road show must receive the prior written approval of the Company, (ix) the fees and expenses associated with listing the Offered Shares on the Nasdaq Global Market, and (x) all other fees, costs and expenses of the nature referred to in Item 31 of Part II of the Registration Statement.  Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5.          Covenant of the Underwriters.  Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

Section 6.          Conditions of the Obligations of the Underwriters.  The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)
Comfort Letter.  On the date hereof, the Representatives shall have received from CohnReznick LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b)
Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i)          The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

(ii)          No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii)          FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c)

No Material Adverse Effect or Ratings Agency Change.  For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i)          in the reasonable judgment of the Representatives there shall not have occurred any Material Adverse Effect; and

(ii)          there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

(d)
Opinion of Counsel for the Company and the Manager.  On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of O’Melveny & Myers LLP, counsel for the Company and the Manager, dated as of such date, in the form attached hereto as Exhibit A and to such further effect as the Representatives shall reasonably request.

(e)
Opinion of Special Maryland Counsel for the Company.  On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion of Venable LLP, special Maryland counsel for the Company, dated as of such date, in the form attached hereto as Exhibit B and to such further effect as the Representatives shall reasonably request.

(f)
Opinion of Tax Counsel for the Company.  On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion of O’Melveny & Myers LLP, tax counsel for the Company, dated as of such date, in the form attached hereto as Exhibit C and to such further effect as the Representatives shall reasonably request.

(g)
Opinion of Counsel for the Underwriters.  On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Underwriters, dated as of such date.

(h)
Officers’ Certificate.  On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect that:

(i)          there has been no Material Adverse Effect for the period from and including the date of this Agreement through and including such date;

(ii)          the representations and warranties of the Company are true and correct in all material respects (except for such representations, warranties and statements or portions thereof that are qualified by materiality or a Material Adverse Effect, which shall be true and correct in all respects) with the same force and effect as though expressly made as of such date;

(iii)          the Company has complied in all material respects with all agreements hereunder and satisfied all conditions on its part to be performed or satisfied under this Agreement as of such date in all material respects; and

(iv)          no stop order suspending the effectiveness of the Registration Statement under the Securities Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or to his or her knowledge, threatened.

(i)
Bring-down Comfort Letter.  On each of the First Closing Date and each Option Closing Date the Representatives shall have received from CohnReznick LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(j)
Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit D hereto from each of the persons listed on Exhibit E hereto, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(k)
Lock-Up Waiver. As of the First Closing Date and each Option Closing Date, the Partial Release of Underwriting Agreement letter dated June 9, 2021 and delivered to the Company by JMP shall be in full force and effect.

(l)
Rule 462(b) Registration Statement.  In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(m)
Approval of Listing.  At the First Closing Date, the Offered Shares shall have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

(n)
CFO and CAO Certificate. At the time of execution of this Agreement, the Representatives shall have received a certificate of the Chief Financial Officer and the Chief Accounting Officer of the Company, dated as of such date, in form and substance previously agreed to by, and reasonably satisfactory to the Underwriters, with respect to certain financial data contained in the Registration Statement, Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information. As of the First Closing Date and each Optional Closing Date, the Representatives shall have received a certificate, dated as of such date, of the Chief Financial Officer and the Chief Accounting Officer of the Company confirming that the certificate delivered by the Company at the time of execution of this Agreement pursuant to the prior sentence of this Section 6(n) hereof remains true and correct as of such date.

(o)
Additional Documents.  On or before each of the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, unless due to a breach of this Agreement by any of the Underwriters, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9, Section 10, Section 14, Section 17 and Section 19 shall at all times be effective and shall survive such termination.

Section 7.          Reimbursement of Underwriters’ Expenses.  If this Agreement is terminated by the Representatives pursuant to Section 6 or Section 12(i)(a), (iv) or (v), or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all documented out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8.          Effectiveness of this Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9.          Indemnification.

(a)
Indemnification of the Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as defined in Rule 405 under the Securities Act (each, an “Affiliate”)), directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such Affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any Marketing Material, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; ; and to reimburse each Underwriter and each such Affiliate, director, officer, employee, agent and controlling person for any and all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees and disbursements of counsel; provided that the Company shall not be liable for such expenses of more than one separate counsel in the aggregate for all Underwriters and their Affiliates, directors, officers, employees, agents and controlling persons, in addition to local counsel) as such expenses are incurred by such Underwriter or such Affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, or any amendments thereto, any preliminary prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 9(b) below.  The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)
Indemnification of the Company, its Directors and Officers.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, or any amendment thereto, such preliminary prospectus, the Time of Sale Prospectus, such Issuer Free Writing Prospectus, such Marketing Material such Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement thereto), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees and disbursements of counsel) as such expenses are incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The Company hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, or any amendments thereto, any preliminary prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements constituting the Underwriter Information. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c)
Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party hereunder to the extent the indemnifying party is not materially prejudiced as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the reasonable and documented fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by Jefferies (in the case of counsel for the indemnified parties referred to in  Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the reasonable and documented fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d)
Settlements.  The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the indemnifying party shall not be liable for such settlement if the delay in such reimbursement is due to (A) a dispute, with reasonable basis, regarding the amount of fees and expenses for which such reimbursement is sought or (B) a good-faith dispute based on the advice of counsel regarding the indemnified party’s entitlement to reimbursement of such fees and expenses. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

Section 10.          Contribution.  If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company,  on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters, on the other hand, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Offered Shares as set forth on such cover.  The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any reasonable and documented legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A.  For purposes of this Section 10, each Affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11.          Default of One or More of the Several Underwriters.  If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.  In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11.  Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 12.          Termination of this Agreement.  Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i)(a) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Market, or (b) trading in securities generally on either the Nasdaq Global Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York, or Florida authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the reasonable judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Representatives there shall have occurred any Material Adverse Effect; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.  Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 13.          No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 14.          Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 15.          Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Jefferies LLC 520 Madison Avenue New York, New York 10022 Facsimile: (646) 619-4437 Attention: General Counsel

Cowen and Company, LLC
599 Lexington Avenue
New York, New York 10022
Attention:  General Counsel

JMP Securities LLC
600 Montgomery Street, 11th Floor
San Francisco, California 94111
Attention:  JMP Syndicate

with a copy to:	Goodwin Procter LLP 100 Northern Avenue Boston, Massachusetts 02210 Facsimile: (617) 801-8748 Attention: Mark S. Opper, Esq.

If to the Company:	AFC Gamma, Inc. 525 Okeechobee Blvd., Suite 1770 West Palm Beach, Florida 33401 Attention: Leonard M. Tannenbaum

with a copy to:	O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, California 94111 Facsimile: (415) 984-8701 Attention: C. Brophy Christensen, Jr., Esq.

If to the Manager:	AFC Management, LLC. 525 Okeechobee Blvd., Suite 1770 West Palm Beach, Florida 33401 Attention: Leonard M. Tannenbaum

with a copy to:	O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, California 94111 Facsimile: (415) 984-8701 Attention: C. Brophy Christensen, Jr., Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16.          Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

Section 17.          Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18.          Recognition of the U.S. Special Resolution Regimes.

(a)          In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation in or under this Agreement, were governed by the laws of the United States or a state of the United States.

(b)          In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. Sec. 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. Sec.Sec. 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 19.          Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 20.          General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AFC GAMMA, INC.

By:
Name:
Title:

AFC MANAGEMENT, LLC

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

JEFFERIES LLC
COWEN AND COMPANY, LLC
JMP SECURITIES LLC
Acting individually and as Representatives
of the several Underwriters named in
the attached Schedule A.

JEFFERIES LLC

By:
Name:
Title:

COWEN AND COMPANY, LLC

By:
Name:
Title:

JMP SECURITIES LLC

By:
Name:
Title:

Schedule A

Schedule B-1

Free Writing Prospectuses Included in the Time of Sale Prospectus

Schedule B-2

Additional Information Provided to Investors

Schedule C

Permitted Section 5(d) Communications

Exhibit A

Form of Opinion of Company and Manager Counsel

A-1

Exhibit B

Form of Opinion of Special Maryland Counsel to the Company

B-1

Exhibit C

EXHIBIT C

Form of Opinion of Tax Counsel to the Company

C-1

Exhibit D

Form of Lock-up Agreement

June _____, 2021

Jefferies LLC
Cowen and Company, LLC
JMP Securities LLC
As Representatives of the several Underwriters

c/o JEFFERIES LLC
520 Madison Avenue
New York, New York 10022

c/o COWEN AND COMPANY, LLC
599 Lexington Avenue
New York, New York 10022

c/o JMP SECURITIES LLC

600 Montgomery Street, 11th Floor

San Francisco, CA 94111

RE:          AFC Gamma, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $0.01 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares.  The Company proposes to conduct a public offering of Shares (the “Offering”) for which Jefferies LLC (“Jefferies”), Cowen and Company, LLC (“Cowen”) and JMP Securities LLC (“JMP” and, together with Jefferies and Cowen, the “Representatives”) will act as the representatives of the underwriters.  The undersigned recognizes that the Offering will benefit each of the Company and the undersigned.  The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this agreement.  Those definitions are a part of this agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of Jefferies, which may withhold its consent in its sole discretion:

•
Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•
make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the underwriters, in each case as contemplated by the Underwriting Agreement.  In addition, the foregoing restrictions shall not apply to a Permitted Transfer or public announcements of an intention to engage in a Permitted Transfer; provided, however, that in the case of transfers pursuant to clauses (ii), (iii), (iv), (v), (vi), (vii) or (xiii) of the definition of Permitted Transfer, it shall be a condition to such transfer that:

•
each transferee executes and delivers to Jefferies, Cowen and JMP, a lock-up agreement substantially in the form of this letter agreement, except in the case of clauses (iv), (v) and (xiii) of the definition of Permitted Transfer where a court of competent jurisdiction requires such transfer or distribution be made without such a restriction, and

•
in the case of clauses (ii), (iii), (vi) and (vii) of the definition of Permitted Transfer, prior to the expiration of the Lock-up Period, no public disclosure or filing on Form 4 under Section 16 of the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer.

Furthermore, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Shares; provided that (i) such plan does not provide for the transfer of Shares during the Lock-up Period and (ii) no public filing, report or announcement regarding the establishment of such plan shall be voluntarily made and, if required, such public announcement, report or filing shall include a statement to the effect that no transfer of the undersigned’s Shares may be made under such plan during the Lock-up Period. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this letter agreement during the period from the date of this letter agreement through the close of trading on the date that is the 34th day following the expiration of the 90-day initial lock-up period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless the undersigned has received written confirmation from the Company that the Lock-Up Period has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of  the offer and sale of any Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.  The undersigned will not, and will cause any Family Member not to, take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the underwriters have not provided any recommendation or investment advice nor have the underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors.  The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the underwriters.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement.  This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

Notwithstanding anything to the contrary contained herein, this letter agreement will automatically terminate and the undersigned will be released from all of his, her or its obligations hereunder upon the earliest to occur, if any, of (i) prior to the execution of the Underwriting Agreement, the Company on one hand, or the Representatives or the other underwriters on the other hand, notifies the other in writing that it has determined not to proceed with the Offering, (ii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the Shares to be sold thereunder, and (iii) July 30, 2021, if the Underwriting Agreement has not been executed by such date.

The undersigned and the Representatives hereby consent to receipt of this letter agreement in electronic form and understand and agree that this letter agreement may be signed electronically.  In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission evidencing an intent to sign this letter agreement (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original.  Execution and delivery of this letter agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if
signing as custodian or trustee, or on behalf
of an entity)

Certain Defined Terms
Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Affiliate” shall have the meaning set forth in Rule 405 promulgated under the Securities Act of 1933, as amended.

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•
“Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter pursuant to the Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the voting power represented by the outstanding securities of the Company (or the surviving entity).  For the avoidance of doubt, the Offering is not a Change of Control.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•
“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household.  “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•
“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 90 days after the date of the Prospectus (as defined in the Underwriting Agreement).

•	“Permitted Transfer” shall mean the transfer of Shares or Related Securities:

(i)	acquired in the Offering or in open market or privately negotiated transactions after the completion of the Offering;

(ii)	as a bona fide gift or charitable contribution;

(iii)	to a Family Member or a trust or other legal entity for the direct or indirect benefit of one or more of the undersigned and/or a Family Member of the undersigned;

(iv)
by will or intestacy; provided that no public filing, report or announcement shall be voluntarily made (other than a filing on a Form 5 made after the expiration of the Lock-up Period) and, if required, any public report or filing under Section 16 of the Exchange Act, shall clearly indicate in the footnotes thereto that the filing relates to the transfer of shares by will or intestacy;

(v)
by operation of law, including pursuant to an order of a court or regulatory agency (for purposes of this letter agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction), a domestic relations order, divorce decree or divorce settlement; provided that no public filing, report or announcement shall be voluntarily made (other than a filing on a Form 5 made after the expiration of the Lock-up Period) and, if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the transfer of shares pursuant to an order of a court or regulatory agency, a domestic relations order, divorce decree, divorce settlement or otherwise by operation of law, as applicable;

(vi)
if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or Affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) to a partner (which, for the avoidance of doubt, includes limited partners), member, manager, shareholder or holder of another equity interest, as the case may be, of the undersigned, or to any estate of any of the foregoing (including, for avoidance of doubt, as part of any dividend or distribution to such persons);

(vii)	if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(viii)
to the Company in connection with the repurchase of the undersigned’s Shares or Related Securities or a right of first refusal with respect to transfers of such Shares or Related Securities, in each case, in connection with the termination of the undersigned’s employment or other service relationship with the Company pursuant to contractual agreements with the Company; provided that no public filing, report or announcement shall be voluntarily made (other than a filing on a Form 5 made after the expiration of the Lock-up Period) and, if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the transfer of shares from the repurchase of the undersigned’s Shares or Related Securities in connection with the termination of the undersigned’s employment or other service relationship with the Company pursuant to contractual agreements with the Company; provided further that such Shares or Related Securities shall continue to be subject to the restrictions on transfer set forth in the Underwriting Agreement;

(ix)
through the disposition or forfeiture of the undersigned’s Shares or Related Securities to the Company to satisfy any income, employment or tax withholding and remittance obligations of the undersigned or the employer of the undersigned in connection with the vesting of restricted stock, restricted stock units or other incentive awards settled in Shares or Related Securities held by the undersigned; provided that such restricted stock, restricted stock units or other incentive awards were granted under a stock incentive plan, stock purchase plan or pursuant to a contractual employment arrangement described in, or filed as an exhibit to, the registration statement on Form S-11 to be filed with the Securities and Exchange Commission in connection with the Offering (the “Registration Statement”) and were outstanding as of the date of the final prospectus; provided further that no public filing, report or announcement shall be voluntarily made (other than a filing on a Form 5 made after the expiration of the Lock-up Period) and, if required, any public report or filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the transfer of Shares or Related Securities through the disposition or forfeiture of the undersigned’s Shares or Related Securities to the Company to satisfy any income, employment or tax withholding and remittance obligations of the undersigned or the employer of the undersigned in connection with the vesting of restricted stock, restricted stock units or other incentive awards settled in Shares or Related Securities held by the undersigned; provided further that any underlying Shares or Related Securities shall continue to be subject to the restrictions on Transfer set forth in the Underwriting Agreement;

(x)
to the Company through the exercise of an option granted under a stock incentive plan or stock purchase plan or a warrant described in, or filed as an exhibit to, the Registration Statement by the undersigned, and the receipt by the undersigned from the Company of Shares or Related Securities upon any such exercise, insofar as such option or warrant is outstanding as of the date of the final prospectus relating to the Offering; provided that the underlying shares shall continue to be subject to the restrictions on transfer set forth in this letter agreement; provided further that no public filing, report or announcement shall be voluntarily made (other than a filing on a Form 5 made after the expiration of the Lock-up Period) and, if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the exercise of a stock option or warrant, that no shares were sold by the reporting person and that the shares received upon exercise of the stock option or warrant are subject to a lock-up agreement with the underwriters;

(xi)
pursuant to a bona fide third-party tender offer for all outstanding Shares of the Company, merger, consolidation or other similar transaction involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Shares or Related Securities or other such securities in connection with such transaction, or vote any Shares or Related Securities or other such securities in favor of any such transaction); provided that, if such Change of Control transaction is not completed, this clause (xi) shall not be applicable and the undersigned’s shares shall remain subject to the restrictions contained in this letter agreement;

(xii)
if the undersigned is an entity, in connection with the pledge, hypothecation or other granting of a security interest in Shares or Related Securities to one or more lending institutions as collateral or security for any loan, advance or extension of credit, provided, that the undersigned or the Company, as the case may be, shall provide the Representative prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest; or

(xiii)	to a nominee or custodian of a person or entity to whom a transfer would be permissible under clauses (ii) through (vii).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•
“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

–	sell, offer to sell, contract to sell or lend,

–	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

–	pledge, hypothecate or grant any security interest in, or

–	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•
“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this letter agreement.

Exhibit E

List of Persons and Entities Subject to Lock-Up

E-1